Q2 Investor Presentation August 2025

Celanese Corporation Disclosures Forward-Looking Statements This presentation may contain "forward-looking statements," which include information concerning Celanese Corporation’s (the “Company”) plans objectives, goals, strategies, future revenues, cash flow, financial performance, synergies, capital expenditures, deleveraging efforts, planned cost reductions, dividend policy, financing needs and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: the ability to successfully achieve planned cost reductions; changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of product and industry business cycles, particularly in the automotive, electrical, textiles, electronics and construction industries; volatility or changes in the price and availability of raw materials and energy, particularly changes in the demand for, supply of, and market prices of ethylene, methanol, natural gas, carbon monoxide, wood pulp, hexamethylene diamine, Polyamide 66 ("PA66"), polybutylene terephthalate, ethanol, natural gas and fuel oil, and the prices for electricity and other energy sources; the ability to pass increases in raw materials prices, logistics costs and other costs on to customers or otherwise improve margins through price increases; the possibility that we will not be able to realize the anticipated benefits of the Mobility & Materials business (the "M&M Business") we acquired from DuPont de Nemours, Inc. (the "M&M Acquisition"), including synergies and growth opportunities, whether as a result of difficulties arising from the operation of the M&M Business or other unanticipated delays, costs, inefficiencies or liabilities; additional impairments of goodwill or intangible assets; increased commercial, legal or regulatory complexity of entering into, or expanding our exposure to, certain end markets and geographies; risks in the global economy and equity and credit markets and their potential impact on our ability to pay down debt in the future and/or refinance at suitable rates, in a timely manner, or at all; risks and costs associated with increased leverage from the M&M Acquisition, including increased interest expense and potential reduction of business and strategic flexibility; the ability to maintain plant utilization rates and to implement planned capacity additions, expansions and maintenance; the ability to reduce or maintain current levels of production costs and to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; the ability to identify desirable potential acquisition or divestiture opportunities and to complete such transactions, including obtaining regulatory approvals, consistent with the Company's strategy; market acceptance of our products and technology; compliance and other costs and potential disruption or interruption of production or operations due to accidents, interruptions in sources of raw materials, transportation, logistics or supply chain disruptions, cybersecurity incidents, terrorism or political unrest, public health crises, or other unforeseen events or delays in construction or operation of facilities, including as a result of geopolitical conditions, the direct or indirect consequences of acts of war or conflict (such as the Russia-Ukraine conflict or conflicts in the Middle East) or terrorist incidents or as a result of weather, natural disasters, or other crises; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the Company; changes in applicable tariffs, duties and trade agreements, tax rates or legislation throughout the world including, but not limited to, anti-dumping and countervailing duties, adjustments, changes in estimates or interpretations or the resolution of tax examinations or audits that may impact recorded or future tax impacts and potential regulatory and legislative tax developments in the United States and other jurisdictions; changes in the degree of intellectual property and other legal protection afforded to our products or technologies, or the theft of such intellectual property; potential liability for remedial actions and increased costs under existing or future environmental, health and safety regulations, including those relating to climate change or other sustainability matters; potential liability resulting from pending or future claims or litigation, including investigations or enforcement actions, or from changes in the laws, regulations or policies of governments or other governmental activities, in the countries in which we operate; our level of indebtedness, which could diminish our ability to raise additional capital to fund operations or limit our ability to react to changes in the economy or the chemicals industry, and the success of our deleveraging efforts, as well as any changes to our credit ratings; changes in currency exchange rates and interest rates; tax rates and changes thereto; and various other factors discussed from time to time in the Company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Results Unaudited The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Historical results should not be taken as an indication of the results of operations to be reported for any future period. Pro forma financial information herein is preliminary and subject to change. Presentation This document presents the Company’s two business segments, Engineered Materials and Acetyl Chain. Non-GAAP Financial Measures This presentation, and statements made in connection with this presentation, may refer to non-GAAP financial measures. For more information on the non-GAAP financial measures used by the Company, including the most directly comparable GAAP financial measure for each non-GAAP financial measures used, including definitions and reconciliations of the differences between such non-GAAP financial measures and the comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 2

Discussion Topics 3 Earnings update Key actions and near- term imperatives

Q2 2025 Results Q2 2025 Results 4 Q2 2025 Highlights * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Improved Engineered Materials (EM) mix due to business actions Free cash flow* generation focus Weak demand in the Acetyl Chain (AC): • Demand weakness in acetate tow • Lower than expected volume and price uplift in the vinyls business, especially in the Western Hemisphere ADJUSTED EPS*FREE CASH FLOW* ACETYL CHAIN ENGINEERED MATERIALS $196 M $214 M $1.44$311 M ADJUSTED EBIT* BY BUSINESS SEGMENTS Q2 results reflect strong EM performance and focus on self-help measures

Q3 2025 Outlook

Q3 2025 Outlook	
$1.10 – $1.40	
Q3 ADJUSTED EPS* GUIDANCE	
Q3 ADJUSTED EBIT* GUIDANCE BY BUSINESS SEGMENTS	
$195 - $215 M	**$170 - $190 M**
ACETYL CHAIN	ENGINEERED MATERIALS

Q3 2025 Expected Drivers

- ⬆ Continued emphasis on cost reduction initiatives across both businesses
- ⬆ Sequential improvement in AC earnings driven by lower turnaround expense
- ⬇ Actions to reduce inventories in EM, impacting quarterly earnings
- ⬇ Softening demand environment across most end-markets and regions

Q3 outlook reflects similar underlying business performance to Q2, after normalizing for ongoing inventory reduction efforts

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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$80 $10 $25 $15 $30 - $50 $20 - $30 Actions expected to deliver $120M cost savings in 2025, with future incremental opportunities of $50M - $100M 6 Near Term Cost Reductions Engineered Materials Complexity Reduction Targeted Productivity $80 - $90 million of targeted annualized savings primarily through headcount reduction Ongoing AC plant and distribution productivity in 2025 and evaluation of additional opportunities $50 - $100 million of targeted annualized savings primarily through distribution network improvements, footprint actions, and SG&A realization began in Q1 2025 realization expected to start Q3 2025 of identified initiatives initiatives under review Cost Reduction Initiatives Cost Reduction Realization Targets by Year ($M) 2025 Expected In-Year Realization: $120 M additional initiatives under review and consideration Cost reductions are helping to offset demand challenges

Key actions expected to deliver higher YoY Free Cash Flow* despite lower demand environment

FY 2025 Targeted Free Cash Flow* ($M)



$800 M
$700 M
~40% - ~60 %
$498 M
$238 M
$105 M
$133 M
1H
2H ESTIMATE
2024
2025

Strong progress in 1H 2025

Strong free cash flow* performance $311 million in Q2 2025

1H 2025 free cash flow* is higher YOY by ~80%

On track to achieve our target of $700 to $800 million FY2025 free cash flow* generation

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Celanese action plans and strong business fundamentals driving management of near-term uncertainty 8 INCREASE CASH FLOW INTENSIFY COST IMPROVEMENT DRIVE TOP LINE GROWTH to deleverage the balance sheet through supercharging the pipeline & strategic opportunities by maximizing productivity everyday Engineering Materials → Cost reductions through footprint and SG&A → Multi-year inventory reduction program to generate cash → Growth through expansion of High Impact Programs Acetyl Chain → Drive productivity through low cost, U.S. based assets → Leverage strength of the underlying operating model → Maximize sales opportunities in downstream products Cash And Earnings Growth → Relentless focus on cost reduction opportunities → Opportunistic and prudent refinancing → Drive towards $2 / quarter adjusted EPS* run rate * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. Continue to execute against key priorities while being agile

Global leader in attractive growth markets The Acetyl Chain offers multiple highly differentiated, long-term value creation levers 9 Advantaged cost position with strong presence in Western Hemisphere Established stable base of contracted business Unique integrated global product chain with optionality Unparalleled capabilities to grow high value downstream derivatives0 500 1000 1500 2000 2500 0% 5% 10% 15% 20% 25% 30% 35% 40% 2009 2024 2009 Chinese capacity build VAM footprint rationalization Creation of Acetyl Chain model and start-up of Fairway Methanol VAE footprint rationalization Clear Lake VAM expansion COVID recovery Weak demand conditions Legacy Business Chain Implementation Enhanced Flexibility Elotex (RDP) acquisition Operating EBITDA* Operating EBITDA Margin* Average Operating. EBITDA* Average Operating EBITDA Margin* AC Operating EBITDA* margin has consistently been greater than 20% for the past five years * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6 CO2 Methanol Acetic Acid Acetate Tow VAM Emulsions Powders 3 Global Acetyls leader with an integrated value chain 10 Peer data from public company filings; 1 EMEA – Europe, Middle East and Africa; 2 Captive only Significant Advantages with Chain Optionality → Leverage integrated product chain to pivot to available demand globally → Flex manufacturing network to optimize cost profile → Minimize costs by leveraging feedstock and raw material optionality Leverage unique integrated global product chain and advantaged cost position to predict and adapt to global dynamics and trends Carbon Monoxide Acetic Acid VAM Emulsions Powders Methanol Anhydride & Esters 1 2 4 5 6 1 Flexible Entry into Market Americas EMEA1 Asia Acetate Tow* 1 1 2 3 4 5 6 Integrated Product Chain Geographic footprint * CE is basic in flake (Tow precursor) in U.S. and China

AC western hemisphere presence in acetic acid and VAM helps minimize further impacts of industry over-supply in China

Asia drives recent AC declines in revenue and corresponding declines in earnings, while western hemisphere has remained stable

Acetyls Revenue by Region ($M)


EH:
- 9%
WH
2023
2024
Western Hemisphere
Eastern Hemisphere

Overcapacity in China remains largely in Asia; CE U.S. based production into Europe continues to be cost advantaged

Asia exports of Acetic Acid and VAM to Europe (kT)*


2018
2019
2020
2021
2022
2023
2024
Historically low exports

Estimated Acetic Acid Costs Landed in Europe ($/mT)*


CE production
China production
Higher overall delivered costs and freight volatility have curtailed increase in trade flows from Asia into Europe

Western hemisphere business remains stable in a weak demand environment supported by advantaged cost positions

* Based on Celanese internal estmates

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65% 70% 2021-2022 2023-2025 The stability of the western hemisphere business is supported by contractual positions 12 → Industry leading reliability makes AC a preferred partner for customers → Strategic contracts provide strong foundation and stable margins → Well positioned for demand recovery AC revenue – and margins – generated from the western hemisphere have been consistent, and largely under contract 70% 30% * Based on internal company estimates Contracted Non-Contracted Average Percent of AC Revenue Derived from WH Percent of AC WH Revenue Derived from Contracted Business in 2024 Lowest cost, lowest carbon footprint* Clear Lake site supplies the majority of the AC business in North America and Europe

Acetyl Chain model is well positioned to drive downstream growth

Continued evolution towards downstream derivatives amplifies chain optionality and increases sales from high value downstream applications

2019	2020	2021	2022	2023	2024
CLEAR LAKE VAM EXPANSION	RDP ACQUISITION		EMULSIONS DEBOTTLENECK	EMULSIONS EXPANSION	CLEAR LAKE ACID EXPANSION
				RDP DEBOTTLENECK	CARBON CAPTURE AND UTILIZATION
				EVA EXPANSION	

Acid + VAM

- ✓ *Unparalleled network and material optionality*
- ✓ *Advantaged cost positions globally*
- ✓ *State-of-the-art process technology and intellectual property*



% Revenue, 2024-25

Derivatives

- ✓ *Higher degrees of differentiation*
- ✓ *Penetration in high value and high growth segments*
- ✓ *Technical capabilities for application development*

Advantaged upstream cost positions and downstream differentiation enables wider operating range and flexibility to capture market demand

- → Prior investments in capacity and acquisitions position AC for continued growth in downstream derivatives of acid and VAM
- → Addition of redispersible powders and integration of acetate tow has enhanced chain flexibility
- → Downstream derivatization helps maintain competitiveness in western hemisphere vs. Asian imports
- → Flexible model imparts operational leverage to drive earnings growth as demand improves, particularly in derivatives

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EM offers an industry leading portfolio of polymer solutions


Broad Polymer Portfolio
25-30 Universe of Engineered Polymers
~19 Celanese Engineered Materials
Peer 1
Peer 2
Peer 3
~50% of CE BREADTH
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
~25% of CE BREADTH

High Performance Polymers	LCP	Vectra® | Zenite®
	PPS	Fortron®
	PPA	Frianyl® XT | Celanyl® XT | Zytel®
	PCT	Thermx®
	LCPA	Zytel®
Engineering Polymers	PA 66	Frianyl® | Celanyl® | Zytel®
	PA 6	Frianyl® | Celanyl® | Zytel®
	PET	Impet® | Rynite® | Mylar® | Melinex®
	PBT	Celanex® | Vandar® | Crastin®
	POM	Hostaform® | Celcon® | Amcel®
	LFRT	Celstran®
	UHMWPE	GUR®
	PP	Polifor® | Talcoprene® | Tecnoprene®
	EVA	Ateva® | VitalDose®
Elastomers	AEM	Vamac®
	TPC	Hytrel®
	TPV	Santoprene®
	SBC	Laprene® | Sofprene®
Bio polymers	CA	Clarifoil®

Preeminent engineered materials business, agnostic solution provider; long-term profitable growth

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High Impact Programs (HIPs) drive EM growth

EM earnings stabilizing in a low demand environment...

EM Adjusted EBIT* ($M)



$144
$126
$214
$170-
$190
Q3 sequential inventory reduction impacts
Q4 24
Q1 25
Q2 25
Q3 25 ESTIMATE

... while HIPs continue to gain momentum

Average Value per Project – 1H 2025



+24 %
+27 %
Core
HIPs
Created
Closed / Won

High Impact Programs (HIPs): high performance, demanding projects that drive higher margin

Top four High Impact Program segments



Auto EV
- Battery
- Propulsion
- Suspension Systems



Medical
- Drug Delivery
- Medical Devices
- Medical Implants



Electrical & Electronics
- Clean Energy – Hydrogen
- Connectivity



Performance Apparel
- Performance Fibers – Neolast
- Footwear

HIPs expected to account for approximately half of EM's growth through 2030

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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EM working capital reduction contributes to free cash flow* in 2025 with further opportunities in 2026+ 16 31% 29% 30% 0.15 0.2 0.25 0.3 0.35 0.4 0.7 0.9 1.1 1.3 1.5 1.7 1.9 2.1 2.3 2022 2023 2024 2025 TARGET 27-28% Inventory as % of Sales Strong focus on inventory reduction, leveraging multiple drivers while maintaining supply reliability → Warehouse consolidation → SKU rationalization → Optimizing safety stock → Reducing low-return inventory EM Inventory value On track to achieve $100 million inventory reduction goal in 2025 EM is on a multi-year inventory reduction journey driving towards optimized level ESTIMATE ~25% 1 Inclusive of proforma sales from the acquisition of a majority of the Mobility and Materials business from DuPont de Nemours, Inc. * Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures. 1

Resilient businesses are generating cash, aligning debt maturities with cash flow generation capabilities

Debt Maturity Profile[1]

Targeting to address maturities through 2027 with free cash flow* and divestiture proceeds



2025
2026
2027
2028
2029
2030
2031
2032
2033

Prudently and opportunistically addressing near term maturities creates future flexibility and improves earnings

Refinancing Principles



- Opportunistic and prudent refinancing
- Continually optimize blended borrowing cost across all debt
- Maintain ample liquidity
  Excess cash + $1.75 B revolver (currently undrawn)
- Maintain flexibility via prepayable debt

Strong execution against deleveraging plans

→ $200 M delayed-draw term fully paid off in 2Q 2025, lowering the 2026 maturities

→ $150 M paid towards the five-year term loan due in 2027, subsequent to 2Q 2025

→ Replaced existing revolver with a new $1.75 B revolving credit facility, extending strong liquidity position

→ Self-help actions to increase earnings and free cash flow on target

→ Micromax divestiture process has progressed to round two

[1] As of June 30, 2025

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Relentless focus on additional actions to drive earnings towards $2 adjusted earnings per share*



Quarterly Adjusted EPS*
$0.57
$1.44
$1.10 to $1.40
~ $2.00
NEAR TERM
TARGET RUNRATE
Q1 2025
Q2 2025
Q3 2025
ESTIMATE

$50 to $100 million additional cost reductions

- Further footprint optimization across manufacturing and distribution network
- Functional cost reduction to drive SG&A efficiencies
- EM complexity reduction

Acceleration of HIP programs to drive high-value topline growth

Value-based pricing actions

Steady to improving demand

* Represents a non-GAAP measure. For information on historical non-GAAP financial measures used by the Company, including definitions and reconciliations to comparable GAAP financial measures, please refer to the Non-US GAAP Financial Measures and Supplemental Information document available on our website, investors.celanese.com, under Financial Information/Non-GAAP Financial Measures.

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Celanese Offers a Compelling Investment Opportunity Our mission is to position Celanese as a top quartile company for total shareholder return by delivering earnings growth in any environment 19 Leadership driving change Actions underway to deliver near-term earnings improvement Strong earnings leverage as demand recovers Laser focused on deleveraging History of innovation as customer solutions provider Attractive valuation with upside potential for stock

Upcoming Investor Relations Events 20 Sept 3 UBS Global Materials Conference, New York Sept 10 Morgan Stanley Conference, Laguna Beach Sept 9 Alembic Global, Torrey Pines Sept 16 RBC Conference, New York Aug 13 Mizuho Industrials Conference, New York